UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant þ
Filed by a Party other than the Registrant ¨
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
þ Definitive Additional Materials
¨ Soliciting Material Pursuant to Section 240.14a -12

OFFICE DEPOT, INC.
(Name of Registrant as Specified In Its Charter)

N/A
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Class A Common Shares, Class B Common Shares
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous fil- ing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

OFFICE DEPOT, INC. 2200 Old Germantown Road Delray Beach, Florida 33445 PROXY SUPPLEMENT NO. 1

This proxy supplement is being mailed to Office Depot stockholders who are entitled to vote at our 2008 Annual Meeting of Shareholders to be held on April 23, 2008 (the “Annual Meeting”). All holders of record of Office Depot common stock at the close of business on Monday, March 3, 2008, the record date, are entitled to vote at the Annual Meeting and any adjournments or postponements thereof. Office Depot intends to mail this proxy supplement and the accompanying proxy card on or about March 24, 2008 to all stockholders entitled to vote.

Except as described in this proxy supplement, the information provided in the definitive proxy statement dated March 14, 2008, which we refer to in this proxy supplement as the definitive proxy statement, previously mailed to shareholders of Office Depot, on or about March 14, 2008, continues to apply. To the extent that information in this proxy supplement differs from, updates or conflicts with information contained in the definitive proxy statement, the information in this proxy supplement is more current. A copy of the definitive proxy statement has been included in the mailing with this proxy supplement.

We urge you to read this proxy supplement carefully, together with the definitive proxy statement.

OFFICE DEPOT HAS RECEIVED A NOTICE FROM CERTAIN AFFILIATES OF THE LEVITT CORPORATION FOR THE NOMINATION OF MARK BEGELMAN AND MARTIN HANAKA TO OFFICE DEPOT’S BOARD OF DIRECTORS AT THE ANNUAL MEETING. THE BOARD URGES YOU NOT TO SIGN ANY PROXY CARDS SENT TO YOU BY THE LEVITT CORPORATION AND ITS AFFILIATES. IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY THE LEVITT CORPORATION AND ITS AFFILIATES, YOU CAN REVOKE IT BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE ENVELOPE PROVIDED.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following questions and answers briefly address some questions that you may have regarding the Annual Meeting. These questions and answers may not address all questions that may be important to you as a stockholder and they are in addition to, and should be read in conjunction with, the questions and answers set forth in the definitive proxy statement. Furthermore, please refer to the more detailed information contained elsewhere in this proxy supplement and the definitive proxy statement, as well as the additional documents to which each of them refers.

Q: Why am I receiving this proxy supplement to the definitive proxy statement dated March 14, 2008?

A: We sent you this supplement to the definitive proxy statement because, on March 17, 2008, Office Depot received a notice from the Levitt Corporation for the nomination of Mark Begelman and Martin Hanaka to Office Depot’s Board of Directors at the Annual Meeting. On March 17, 2008, the Levitt Corporation, Mr. Begelman, Mr. Hanaka and Woodbridge Equity Fund LLLP, an entity wholly owned by the Levitt Corporation (collectively, the “Levitt Corp”), filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) soliciting proxies for Mr. Begelman, Mr. Hanaka and the nominees named in the definitive proxy statement, other than Steve Odland, Office Depot’s Chairman and Chief Executive Officer, and David I. Fuente, Office Depot’s former Chairman and Chief Executive Officer.

Mr. Begelman’s and Mr. Hanaka’s nomination has NOT been endorsed by your Board of Directors. We urge stockholders NOT to sign any proxy card that you may receive from the Levitt Corp. Your Board of Directors urges you to vote “FOR” our nominees for director: Lee A. Ault III, Neil R. Austrian, David W. Bernauer, Abelardo E. Bru, Marsha J. Evans, David I. Fuente, Brenda J. Gaines, Myra M. Hart, W. Scott Hedrick, Kathleen Mason, Michael J. Myers and Steve Odland.

Q: When and where is the Annual Meeting?

A: The Annual Meeting is currently scheduled for Wednesday, April 23, 2008, 8:30 a.m. Eastern Daylight Time, at the Boca Raton Marriott at Boca Center, 5150 Town Center Circle, Boca Raton, Florida 33486.

Q: Who can attend and vote at the Annual Meeting?

A: The record date for determining who is entitled to attend and vote at the Annual Meeting has not changed. All of our stockholders of record as of the close of business on March 3, 2008, the record date for the Annual Meeting, are entitled to receive notice of and attend the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Q: What happens if I already voted using the proxy you sent me earlier?

A: First, carefully read and consider the information contained in this proxy supplement and the definitive proxy statement. If you have already delivered a properly executed proxy, you do not need to do anything else unless you wish to change your vote.

Q: What if I have not voted yet?

A: After carefully reading and considering the information contained in this proxy supplement and the definitive proxy statement, please complete, sign and date your proxy card and return it in the enclosed postage-paid return envelope or authorize your WHITE proxy by telephone or on the internet as soon as possible, so that your shares may be voted at the Annual Meeting.

Q: Will my shares be voted if I do not provide instructions to my broker?

A: If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker is entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”). Since the Levitt Corp is soliciting proxies to elect Mr. Begelman and Mr. Hanaka to Office Depot’s Board of Directors at the Annual Meeting, the election of directors will be a “non-discretionary” item. As a result, if your shares are held in “street name” and you do not provide instructions as to how your shares are to be voted in the election of directors, your broker or other nominee will not be able to vote your shares in the election of directors, and your shares will not be voted for any of Office Depot’s nominees. We urge you to provide instructions to your broker or nominee so that your votes may be counted on this important matter. You should vote your shares by following the instructions provided on the enclosed WHITE proxy card and returning the WHITE proxy card to your bank, broker or other nominee to ensure that your shares are voted on your behalf.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995, as amended (the “Act”), provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made in this proxy supplement are “forward-looking” statements under the Act. Except for historical financial and business performance information, statements made in this proxy supplement should be considered “forward-looking” as referred to in the Act. Much of the information that looks towards future performance of our company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this proxy supplement. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING

The Annual Meeting

The Annual Meeting is currently scheduled for Wednesday, April 23, 2008, 8:30 a.m. Eastern Daylight Time, at the Boca Raton Marriott at Boca Center, 5150 Town Center Circle, Boca Raton, FL 33486. The record date for determining who is entitled to attend and vote at the Annual Meeting has not changed. All of our stockholders of record as of the close of business on March 3, 2008, the record date for the Annual Meeting, are entitled to receive notice of and attend the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Because the number of nominees timely nominated for the Annual Meeting exceeds the number of directors to be elected at the Annual Meeting, the election of directors is a contested election under Office Depot’s bylaws. As a result, directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the 12 nominees receiving the most votes will be elected. Only votes cast “FOR” a nominee will be counted. Unless indicated otherwise by your WHITE proxy card, your shares will be voted “FOR” the 12 nominees named in the definitive proxy statement. Instructions on the accompanying WHITE proxy card to withhold the authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Abstentions and broker non-votes will have no effect on the director election since only votes “FOR” a nominee will be counted.

Recommendation of your Board of Directors

The Levitt Corp’s nominees have NOT been endorsed by your Board of Directors. We urge all of our stockholders to NOT sign any proxy card that they receive from the Levitt Corp. Your Board of Directors urges you to vote “FOR” the Board’s nominees for director: Lee A. Ault III, Neil R. Austrian, David W. Bernauer, Abelardo E. Bru, Marsha J. Evans, David I. Fuente, Brenda J. Gaines, Myra M. Hart, W. Scott Hedrick, Kathleen Mason, Michael J. Myers and Steve Odland.

Your Board of Directors strongly urges all Office Depot stockholders to reject the dissident nominees and to vote FOR the Company’s directors on the enclosed WHITE proxy card today.

Manner and Cost of Proxy Solicitation

Office Depot pays the cost of soliciting proxies. In addition to mailing proxies, officers, directors and regular employees of Office Depot, acting on its behalf, may solicit proxies by telephone, personal interview or other electronic means. You may also be solicited by means of press releases issued by Office Depot and advertisements in periodicals. Office Depot has also retained MacKenzie Partners, Inc. to aid in soliciting proxies for a fee estimated not to exceed $450,000 plus expenses. Office Depot also has agreed to indemnify MacKenzie Partners against certain liabilities including liabilities arising under the federal securities laws. MacKenzie Partners has informed Office Depot that it intends to employ approximately 65 persons to solicit proxies. Office Depot will, at its expense, request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. Our expenses related to the solicitation (in excess of those normally spent for an annual meeting with an uncontested director election and excluding salaries and wages of our regular employees and officers) are currently expected to be approximately $1.5 million, of which approximately $250,000 has been spent to date.

Annex A to this proxy supplement sets forth certain information relating to Office Depot’s directors, nominees, officers and other employees who are “participants” in the solicitation of proxies on Office Depot’s behalf.

Questions and Additional Information

If you have any questions or require assistance in voting your WHITE proxy card, please call MacKenzie Partners at the phone numbers and email address listed below.

105 Madison Avenue New York, NY 10016 proxy@mackenziepartners.com Call Collect: (212) 929-5500 or Toll Free: (800) 322-2885 or Email: officedepotproxy@mackenziepartners.com

This supplement is dated March 24, 2008, and is first being mailed to Office Depot stockholders on or about March 24, 2008.

ANNEX A

PARTICIPANT INFORMATION

Office Depot and its directors and certain of its officers and employees are “participants” in a solicitation of proxies in connection with Office Depot’s upcoming 2008 Annual Meeting of Stockholders. Each of the directors of Office Depot and each of the officers and employees of Office Depot who are “participants” in the solicitation are listed below, together with the number of shares of our common stock beneficially owned by each of these persons as of December 31, 2007. None of the persons listed below owns shares of our common stock of record that such person does not own beneficially.

Directors, Officers and Certain Employees

		Shares of Common
Name	Title and Address	Stock Owned(1)(2)

Lee A. Ault III	Director — Office Depot, Inc. and Anworth Mortgage Asset	140,561
	Corporation
	Chair (non-executive) — American Funds Insurance Series and
	American Funds Target Date Retirement Series, Inc.
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Neil R. Austrian	Director — Office Depot, Inc. and The DirecTV Group	214,211
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
David W. Bernauer	Director — Office Depot, Inc. and Lowe’s Companies, Inc.	63,600
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Abelardo E. Bru	Director — Office Depot, Inc., Kimberly-Clark Corporation	38,790
	and SC Johnson, Inc.
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Marsha J. Evans	Director — Office Depot, Inc., Huntsman Corporation, Lehman	11,694
	Brothers Holdings and Weight Watchers International
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
David I. Fuente	Director — Office Depot, Inc., Ryder System, Inc. and Dick’s	642,913
	Sporting Goods
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Brenda Gaines	Director — Office Depot, Inc., NICOR, Inc., Federal National	91,727
	Mortgage Association and Tenet Healthcare Corporation
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Myra M. Hart	Director — Office Depot, Inc., Nina McLemore Inc., Kraft	54,518
	Foods, Inc., Summer Infant, Inc. and IntelliVid Corporation.
	Professor — Harvard Business School’s senior faculty
	Trustee — Babson College
	2200 Old Germantown Road
	Delray Beach, Florida 33225
Scott Hedrick	Director — Office Depot, Inc., Hot Topic, Inc., American Funds	194,717
	Target Date Retirement Series Inc. and America Funds
	Insurance Series Inc.
	2200 Old Germantown Road,
	Delray Beach, Florida 33225

A-1

Kathleen Mason	Director — Office Depot, Inc. and Genesco, Inc.	6,678
	President and Chief Executive Officer — Tuesday Morning
	Corporation
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Michael J. Myers	Director — Office Depot, Inc.	170,961
	Senior Advisory Partner — Sentinel Capital Partners
	President and Director — Smith Barney Venture Corp.
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Steve Odland	Chairman and Chief Executive Officer	3,222,443
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Charles Brown	President, International	611,455
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Elisa Garcia	Executive Vice President, General Counsel & Corporate	106,398
	Secretary
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Brian Levine	Vice President, Corporate Communications	9,215
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Carl Rubin	President, North American Retail	427,867
	2200 Old Germantown Road
	Delray Beach, Florida 33225
Brian Turcotte	Vice President, Investor Relations	0
	2200 Old Germantown Road,
	Delray Beach, Florida 33225
Daisy L. Vanderlinde	Executive Vice President, Human Resources	202,250
	2200 Old Germantown Road,
	Delray Beach, Florida 33225

(1)	Shares listed include shares subject to stock options granted under the Company’s stock option plans and exercisable within 60 days following December 31, 2007: Ault (78,357); Austrian (74,157); Bernauer (50,875); Bru (25,857); Evans (0); Fuente (621,692); Gaines (75,877); Hart (38,991); Hedrick (98,363); Mason (0); Myers (114,625); Odland (2,590,323); Brown (516,226); McKay (203,044); Rubin (312,479); Vanderlinde (180,923); Garcia (0); Levine (4,168); and Turcotte (0).

(2)	Shares listed include restricted stock units which vest within 60 days following December 31, 2007: Ault (700); Austrian (0); Bernauer (700); Bru (700); Evans (0); Fuente (700); Gaines (0); Hart (700); Hedrick (700); Mason (0); Myers (700); Odland (0); Brown (3,528); McKay (700); Rubin (14,000); Vanderlinde (11,983); Garcia (0); Levine (744); and Turcotte (0).

Information Regarding Transactions in our Securities by Participants

The following table sets forth information regarding purchases and sales during the past two years of shares of our common stock by our directors, director nominees, officers and employees who, under the rules of the Securities Exchange Commission, are “participants” in our solicitation of proxies in connection with the Annual Meeting. Except as set forth below or as otherwise disclosed in this proxy supplement, none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction an the parties is set forth below.

	Shares of Common Stock Purchased or Sold
		(12/31/05 – 12/31/07)

			Transaction
Name	Date	# of Shares	Footnote

Lee A. Ault III	8/06/07	10,000	1
	2/28/07	5,654	6
	1/25/07	5,625	6
	2/14/06	15,611	5
	2/14/06	5,625	6

Neil R. Austrian	10/05/07	(22,885)	4
	2/28/07	7,886	6
	1/25/07	5,625	6
	10/25/06	(100,000)	2
	2/14/06	15,611	5
	2/14/06	5,625	6

David W. Bernauer	2/28/07	25,018	5
	1/25/07	5,625	6
	2/14/06	15,611	5

Abelardo E. Bru	2/28/07	5,208	6
	1/25/07	5,625	6
	2/14/06	15,611	5

Marsha J. Evans	11/21/07	5,000	1
	2/28/07	5,208	6
	9/14/06	1,486	7

David I. Fuente	03/30/07	446	6
	2/28/07	5,208	6
	1/25/07	5,625	6
	6/5/06	(10,000)	9
	5/30/06	10,000	6
	5/30/06	10,000	5
	5/12/06	(260,500)	2
	5/11/06	(791,700)	2
	5/11/06	(1,000,000)	3
	5/11/06	1,000,000	3
	2/14/06	5,625	6
	2/14/06	15,611	5

Brenda Gaines	2/28/07	27,520	5
	1/25/07	5,625	6
	2/14/06	5,625	6
	2/14/06	15,611	5

Myra M. Hart	2/28/07	1,302	6
	2/28/07	13,134	5
	1/25/07	5,625	6
	2/14/06	15,611	5

Scott Hedrick	9/26/07	(11,250)	3
	9/26/07	11,250	3
	2/28/07	2,604	6
	2/28/07	8,756	5
	1/25/07	5,625	6
	5/17/06	(9,573)	3
	5/17/06	9,573	3
	5/17/06	(9,573)	2
	2/14/06	15,611	5
	2/14/06	5,625	6

Kathleen Mason	2/28/07	5,208	6
	9/15/06	1,470	4

Michael J. Myers	8/28/2007	(11,250)	3
	8/28/2007	11,250	3
	2/28/07	25,018	5
	1/25/07	5,625	6
	5/17/06	(11,250)	3
	5/17/06	11,250	3
	5/17/06	(11,250)	2
	3/15/06	(3,033)	2
	2/14/06	5,625	6
	2/14/06	15,611	5

Steve Odland	2/28/07	1,544,692	5
	2/14/06	535,236	5

Charles Brown	7/26/07	(243)	4
	2/28/07	140,099	5
	2/14/07	(7,727)	4
	1/25/07	(22,500	6
	1/25/07	(6,032)	8
	7/26/06	(243)	4
	2/14/06	22,500	6
	2/14/06	(5,992)	8
	2/14/06	10,585	7
	2/14/06	(6,074)	4
	2/14/06	93,666	5

Elisa Garcia	7/16/07	106,398	5

Brian Levine	2/28/07	7,505	5
	2/28/07	2,232	7
	2/26/07	1,667	3
	2/14/07	(196)	3
	2/15/07	(196)	4

Carl Rubin	10/03/07	(1,419)	4
	2/28/07	(7,290)	4
	2/28/07	20,830	7
	2/28/07	70,050	5
	2/14/07	(6,266)	4
	1/25/07	18,000	6
	1/25/07	(4,846)	8

	10/03/06	(5,488)	4
	2/14/06	(3,374)	4
	2/14/06	21,170	7
	2/14/06	62,444	5

Brian Turcotte	8/6/07	18,429	5

Daisy L. Vanderlinde	10/31/07	(1,676)	4
	2/28/07	5,951	7
	2/28/07	60,043	5
	10/31/06	(1,675)	4
	2/14/06	71,365	5

(1)	Open or private market purchase.
(2)	Open or private market sale.
(3)	Exercise of conversion of derivative security.
(4)	Restricted Stock withheld by Office Depot to satisfy tax withholding obligation on vesting of Restricted Stock.
(5)	Grant of options to acquire common stock.
(6)	Grant of common stock.
(7)	Grant of restricted stock.
(8)	Payment of exercise price or tax liability by delivering or withholding securities.
(9)	Gift.

Miscellaneous Information Concerning Participants

Except as described in this Annex A or otherwise disclosed in this proxy supplement or the definitive proxy statement, to the best of our knowledge, no associate of any person listed above under “Directors, Officers and Certain Employees” beneficially owns any shares of common stock or other securities of Office Depot. Furthermore, except as described in this Annex A or otherwise disclosed in this proxy supplement or the definitive proxy statement, to the best of our knowledge, no person listed above under “Directors, Officers and Certain Employees” or any of his or her associates is either a party to any transactions or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transaction or series of similar transactions, in which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which any such person or any of his or her associates had or will have a direct or indirect material interest.

To the best of our knowledge, except as described in this Annex A or as otherwise disclosed in this proxy supplement or the definitive proxy statement, no person listed above under “Directors, Officers and Certain Employees” or any of his associates has entered into any agreement or understanding with any person respecting any future employment by us or our affiliates or any future transactions to which we or any of our affiliates will or may be a party. Except as described in this Annex A or as otherwise disclosed in this proxy supplement or the definitive proxy statement, to the best of our knowledge, there are no contracts, arrangements or understandings by any of the persons listed above under “Directors, Officers and Certain Employees” within the past year with any person with respect to any securities of Office Depot, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Except as described in this Annex A or as otherwise disclosed in this proxy supplement or the definitive proxy statement, to the best of our knowledge, none of the persons listed above under “Directors, Officers and Certain Employees” owns beneficially any securities of any subsidiary of Office Depot.

Except as described in this Annex A or as otherwise disclosed in this proxy supplement or the definitive proxy statement, to the best of our knowledge, no person listed above under “Directors, Officers and Certain Employees” has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

There are no material proceedings to which any person listed above under “Directors, Officers and Certain Employees” or any associate of any such person is a party adverse to Office Depot or any of is subsidiaries or has a material interest adverse to Office Depot or any of its subsidiaries. There are no family relationships among the directors, director nominees and executive officers of Office Depot.

OFFICE DEPOT, INC.

→

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 6:00 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET

www.cesvote.com

- Go to the website listed above.
- **Have your WHITE PROXY CARD ready.**
- Follow the simple instructions that appear on your computer screen.

TELEPHONE

1-888-693-8683

- Use any touch-tone telephone.
- **Have your WHITE PROXY CARD ready.**
- Follow the simple recorded instructions.

MAIL

- Mark, sign and date your **WHITE PROXY CARD.**
- Detach your **WHITE PROXY CARD.**
- Return your **WHITE PROXY CARD.** in the postage paid envelope provided.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

(continued from other side)

▼ DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. Election of Directors
Nominees:

	FOR	AGAINST	ABSTAIN
01 Lee A. Ault III	☐	☐	☐
02 Neil R. Austrian	☐	☐	☐
03 David W. Bernauer	☐	☐	☐
04 Abelardo E. Bru	☐	☐	☐
05 Marsha J. Evans	☐	☐	☐
06 David I. Fuente	☐	☐	☐
07 Brenda J. Gaines	☐	☐	☐
08 Myra M. Hart	☐	☐	☐
09 W. Scott Hedrick	☐	☐	☐
10 Kathleen Mason	☐	☐	☐
11 Michael J. Myers	☐	☐	☐
12 Steve Odland	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. To approve the 2008 Office Depot, Inc. Bonus Plan for Executive Management Employees.	☐	☐	☐
3. Ratification of appointment of Deloitte & Touche LLP as the Company's independent public accountants.	☐	☐	☐

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting unless you indicate that you withhold such authority by so indicating (Right). WITHHOLD ☐

To change your address please mark this box. ☐

Please sign exactly as name appears left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: ______________________________, 2008

Share owner sign here: ______________________________

Title or Authority: ______________________________

Co-owner sign here: ______________________________

ADMITTANCE PASS

2008 ANNUAL MEETING OF SHAREHOLDERS

OFFICE DEPOT, INC.

Wednesday April 23, 2008

8:30 a.m. Eastern Daylight Time

Boca Raton Marriott
5150 Town Center Circle
Boca Raton, FL 33486-1013

561-620-3712

For Security Reasons, You Must Present This Admittance Pass In Order To Enter The Meeting.

PROXY

OFFICE DEPOT, INC.

2200 OLD GERMANTOWN ROAD
DELRAY BEACH, FL 33445

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne Zuckerman, Christopher Davies and Jennifer Leong as Proxies, each with the power to appoint her or his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of common stock of Office Depot, Inc. held of record by the undersigned on March 3, 2008, at the Annual Meeting of Shareholders to be held on April 23, 2008 or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

(Continued and to be signed on the reverse side)